TAX-FREE TRUST OF ARIZONA

                       Supplement to the Prospectuses and
                       Statement of Additional Information
                             Dated October 31, 2003

     Effective January 1, 2004 Aquila Management Corporation, the Trust's Manager, transferred all of its business, operations and arrangements as to personnel to a wholly-owned subsidiary, Aquila Investment Management LLC, which will continue the management of the Trust. The transfer was made for reasons of corporate and tax planning and will have no effect on the management of the Trust or the fees being paid. These changes will not affect sub-advisory arrangements. All references to the Manager in the Prospectuses or Statement of Additional Information refer to Aquila Investment Management LLC.

     The sections of the Prospectus describing the management are changed to read as follows:

"How is the Trust managed?"

     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to Banc One Investment Advisors Corporation, 8501 N. Scottsdale Road, Suite 240, Scottsdale, AZ 85253, the Sub-Adviser, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, maintaining the Trust's books and records and providing other administrative services.

         The Sub-Adviser provides the Trust with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust; and, at the Sub-Adviser's expense, providing for pricing of the Trust's portfolio daily.

     During the fiscal year ended June 30, 2003, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.

Information about the Manager and the Sub-Adviser

     The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of September 30, 2003, these funds had aggregate assets of approximately $3.9 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.

     The Sub-Adviser is a subsidiary of Banc One Corporation ("Banc One"). As of July 31, 2003, the Sub-Adviser had $176.4 billion of total assets under management, including approximately $102.3 billion in managed mutual funds. Banc One is a multi-bank holding company, headquartered in Chicago, with more than 1,800 offices in 27 states. Banc One, its affiliated banks and non-bank subsidiaries had total assets of nearly $300 billion.

     Todd Curtis is the officer of the Sub-Adviser who manages the Trust's portfolio. He has served as such since the inception of the Trust in March, 1986. Mr. Curtis is Vice President and Fund Manager of the Sub-Adviser and held similar positions with The Valley National Bank of Arizona, NA. He is a member of the Sub-Adviser's Tax-Exempt Funds Sub-Committee. He is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.





                 The date of this supplement is January 2, 2004